Supplement dated May 20, 2026, to the Statutory Prospectus dated May 1, 2026, for the following variable universal life policies issued by:

Pacific Life Insurance Company

Pacific Harbor VUL	M's Versatile Product
Pacific KeyExec VUL	M's Versatile Product VI
Pacific Select VUL 2	M's Versatile Product VII
MVP VUL 11	M's Versatile Product VIII
MVP VUL 11 LTP	M's Versatile Product IX
Pacific Prime VUL	M's Versatile Product-Survivorship II
Pacific Select Exec	MVP VUL 10
Pacific Select Exec II	MVP VUL 10 LTP
Pacific Select Exec II (2004)	MVP VUL Accumulator
Pacific Select Exec III	MVP VUL Survivorship 3
Pacific Select Exec IV
Pacific Select Exec V
Pacific Select Estate Preserver VI
Pacific Select Performer 500
Pacific Select VUL
Pacific Select VUL-Accumulation
Pacific Select Excel Survivorship VUL
Pacific Select Survivorship VUL

Pacific Life & Annuity Company

Pacific Select Exec V – NY

The purpose of this supplement is to update certain underlying fund information. This supplement must be preceded or accompanied by the Prospectus (the "Prospectus") for your Policy, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 595-6997 for New York policies, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

 As of May 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section has been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Lord Abbett Bond Debenture Portfolio Class VC; Lord Abbett & Co. LLC	1.05%

VULSUPP1_0526